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             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C.  20549


                       ______________


                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 14, 1996
                                                  ------------


                Fruehauf Trailer Corporation
  ----------------------------------------------------

 (Exact name of registrant as specified in its charter)



    Delaware            1-10772              38-2863240
- ----------------      -----------           --------------
(State or other       (Commission         (I.R.S. Employer
 jurisdiction of      File Number)        Identification No.)
 incorporation)


111 Monument Circle, Suite 3200, Indianapolis, Indiana  46204
- -------------------------------------------------------------
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(317)630-3000
                                                   -------------




               Exhibit Index Appears on Page 4

Item 5.   Other Events.
          -------------

          The Company is seeking consent, in an Amended and Restated Consent Solicitation, from the holders of its 14.75% Senior Secured Notes Due
          2002 to certain waivers and amendments to the Indenture dated as of May 1, 1995 between the Company and IBJ Schroder Bank & Trust Company, as Trustee. A copy of this Amended and Restated Consent Solicitation is attached as
          Exhibit 99.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -----------------------------------------

     (c)  Exhibits.

          99 Amended and Restated Consent Solicitation of the Company to the Holders of its 14.75% Senior Secured Notes Due 2002, dated June 14, 1996.

                               SIGNATURE
                               ---------


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        FRUEHAUF TRAILER CORPORATION



Date: June 14, 1996           By:/s/Gregory G. Fehr
                                ------------------
                                Gregory G. Fehr
                                Corporate Controller
                                 (Principal Accounting
                                  Officer)

                             EXHIBIT INDEX
                             -------------



                                           Pagination by
                                             Sequential
                                             Numbering
Exhibit   Description of Exhibit              System
- -------   ----------------------              -------


  99      Amended and Restated Consent           5
          Solicitation of the Company to
          the Holders of its 14.75% Senior
          Secured Notes Due 2002, dated
          June 14, 1996.